UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2023

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrants’ telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 3, 2023, Kimco Realty Corporation, a Maryland corporation (the “Company”), and Kimco Realty OP, LLC, a Delaware limited liability company, filed an automatic shelf registration statement on Form S-3 (File No. 333-269102) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”).

In addition, on January 3, 2023, the Company filed with the SEC a prospectus supplement to the prospectus included in the Registration Statement relating to 1,000,000 shares of common stock, par value $0.01, of the Company (the “Common Stock”), that may be offered pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP Prospectus Supplement”).  The Company also filed with the SEC a prospectus supplement to the prospectus included in the Registration Statement relating to the possible issuance by the Company from time to time of up to an aggregate of 1,841,273 shares of Common Stock in exchange for limited partnership units in WRI Madison Village LP (“Madison Village LP”) (formerly known as Markham West Shopping Center, L.P.) and WRI/Raleigh LP (“Raleigh LP”), in each case upon tender of such units for redemption for shares of Common Stock by holders of the units (the “DownREIT Prospectus Supplement”). Both Madison Village LP and Raleigh LP are real estate ventures structured as DownREIT partnerships of the Company.

The Company is registering shares of Common Stock being offered by the DownREIT Prospectus Supplement in order to permit the recipient thereof to sell such shares without restriction, in the open market or otherwise; however, the registration of shares of Common Stock does not necessarily mean that any of the units will be submitted for redemption for shares of Common Stock, that the Company, through the applicable general partner, will elect to cause the redemption of the units for shares of Common Stock instead of cash, or that any shares of the Common Stock to be issued upon such redemption will be offered or sold by the recipient thereof.

On January 3, 2023, Venable LLP delivered legality opinions in connection with the filing of each of the DRIP Prospectus Supplement and the DownREIT Prospectus Supplement, which are attached hereto as Exhibits 5.1 and 5.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
5.1	Opinion of Venable LLP, dated January 3, 2023, as to the legality of the common stock, par value $0.01 per share.
5.2	Opinion of Venable LLP, dated January 3, 2023, as to the legality of the common stock, par value $0.01 per share.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1).
23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: January 3, 2023	/s/ Glenn G. Cohen
Glenn G. Cohen
Executive Vice President, Chief Financial Officer and Treasurer

KIMCO REALTY OP, LLC

/s/ Glenn G. Cohen
Glenn G. Cohen
Executive Vice President, Chief Financial Officer and Treasurer